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                                                                   Exhibit 99.1

                                    CONSENT



     I hereby consent to the use of my name as a nominee for director of Prime

Response, Inc. (the "Company") in the Company's Registration Statement on Form

S-1 to be filed with the United States Securities and Exchange Commission.



Date:  November 30, 1999      /s/ Marc McMorris
                              -----------------------------------------
                              Marc McMorris